Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Merrill Lynch Preferred Capital Trust I (the "Trust") and Merrill Lynch Preferred Funding I, L.P. for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Haig Nargesian, Regular Trustee of the Trust, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.





                              MERRILL LYNCH PREFERRED CAPITAL TRUST I


                              By:  /s/ HAIG NARGESIAN
                                   ---------------------------------------------
                              Name:    Haig Nargesian *
                              Title:   Regular Trustee









Dated: March 29, 2005
_____________________

* Haig Nargesian functions as the equivalent of the Chief Executive Officer and Chief Financial Officer of the Trust for purposes of Section 906 of the Sarbanes-Oxley Act of 2002.